UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 13, 2019

SharpSpring, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36280	05-0502529
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5001 Celebration Pointe Avenue, Suite 410 Gainesville, FL 32608
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 428-9605

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SHSP	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 1.01.	Entry into a Material Definitive Agreement

 On June 13, 2019, SharpSpring, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Canaccord Genuity LLC and Roth Capital Partners, LLC as representatives for the underwriters named therein, and certain of its existing stockholders as selling stockholders, including SHSP Holdings, LLC, Evercel Holdings LLC, and certain related selling stockholders (the “Selling Stockholders”), relating to the secondary underwritten offer and resale to the public (the “Secondary Offering”) of 2,054,948 shares of the Company’s common stock, $0.001 par value per share (the “Shares”) by the Selling Stockholders.

The Underwriting Agreement contains customary representations, warranties, and agreements by the Company and the Selling Stockholders; indemnification, including for liabilities under the Securities Act of 1933, as amended; other obligations of the parties; and termination provisions.

The Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing description does not purport to be complete and is qualified in its entirety by reference to such exhibit.

Item 8.01.	Other Events

The Secondary Offering closed on June 17, 2019. The Selling Stockholders received all of the net proceeds from the Secondary Offering and after the transaction hold no shares of the Company.

In connection with the sale of the Shares, Godfrey & Kahn, S.C. has delivered an opinion to the Company, a copy of which is attached hereto as Exhibit 5.1, that the Shares have been duly authorized, and are fully paid and non-assessable.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

1.1
Underwriting Agreement, dated June 17, 2019, between the Company, the Selling Stockholders named therein, and Canaccord Genuity LLC and Roth Capital Partners, LLC, as representatives of the underwriters named therein

5.1	Opinion of Godfrey & Kahn, S.C.
23.1	Consent of Godfrey & Kahn, S.C. (included as part of Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARPSPRING, INC.

Dated: June 17, 2019	By:	/s/ Bradley M. Stanczak
Bradley M. Stanczak,
Chief Financial Officer